LOAN COOPERATION AGREEMENT

THIS LOAN COOPERATION AGREEMENT (this "**Agreement**") made as of April 18, 2016 by AHIT VALFRE, LLP, a Maryland limited liability partnership, having an address at 34225 North 27th Drive, Building 5, Ste. 238, Phoenix, AZ 85085 ("**Borrower**"), and American Housing Income Trust, Inc., a Maryland Corporation (whether one or more, each and together "**Guarantor**"), and Ahit Valfre Limiteds, LLC a Maryland limited liability company and Ahit Valfre GP, LLC, a Maryland limited liability company, jointly and severally, ("**Pledgor**") and Sean Zarinegar (whether one or more, each and together "**Sponsor**") each having an address as appears opposite such party's signature on this Agreement (AHIT VALFRE, LLP, Ahit Valfre Limiteds, LLC, Ahit GP, LLC and Sean Zarinegar [Borrower, Guarantor, Pledgor and Sponsor] individually a "**Borrower Party**" and collectively, as the context may require, the "**Borrower Parties**"), in favor of FIRSTKEY MORTGAGE, LLC, a Florida limited liability company, having an address at 4 International Drive, Rye Brook, New York 10573 (together with its successors and/or assigns, "**Lender**") and other Indemnified Parties (as hereinafter defined).

RECITALS:

A. Lender is prepared to make a loan (the "**Loan**") to Borrower in the principal sum of One Million Two Hundred Three Thousand Six Hundred Dollars ($1,203,600). The Loan is evidenced by, *inter alia*, a promissory note, dated as of the date hereof, made by Borrower, as maker, in favor of Lender, as holder (as that note may be divided, assigned (in whole or in part), replaced and/or otherwise modified from time-to-time in accordance with the Loan Documents, (the "**Note**"), and is secured by (i) one or more mortgages or deeds of trust (whether one or more, the "**Security Instrument**") in favor of Lender upon that real property described therein (collectively the "**Property**"), (ii) a pledge by Pledgor of 100% of the equity and control interests in Borrower, and (iii) certain other collateral as identified in the Security Instrument and/or other Loan Documents. The Note, Security Instrument, this Agreement and all other documents executed in connection herewith are collectively referred to as the "**Loan Documents**".

B. It is contemplated that, subsequent to the funding, the Loan may be restructured, and the Loan Documents amended, to facilitate one or more Secondary Market Transactions (as defined in Section 2 below) of all or a portion of the Loan and/or the sale of one or more *pari-passu* or subordinate interests in the Loan.

C. In addition, the Borrower Parties have agreed to cooperate with and assist Lender in connection with both those Secondary Market Transactions and certain other activities and requirements, as set forth in this Agreement.

AGREEMENT:

NOW THEREFORE, in consideration of the mutual promises and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. **Definitions.** Capitalized terms not otherwise defined in this Agreement shall have the meaning set forth in the Security Instrument and other Loan Documents. Nevertheless, except as otherwise expressly defined in the body of this Agreement, otherwise required or unless the context clearly indicates a contrary intent, the following terms have the respective meanings given to them.

"**Covered Rating Agency Information**" means any Provided Information furnished to the Rating Agencies in connection with issuing, monitoring and/or maintaining the Securities.

"**Depositor**" means any Person acting as settlor of any Securitization trust or any other Person that transfers the Loan to any Securitization trust.

"**Disclosure Document(s)**" means, collectively and as applicable, any offering circular, prospectus, prospectus supplement, collateral/structural term sheet, private placement memorandum or similar offering memorandum or offering circular or such other offering document, in each case in preliminary or final form, used in connection with a Securitization.

"**Equity Collateral**" means 100% of the equity ownership interests in Borrower.

"**Exchange Act**" means the Securities and Exchange Act of 1934, as amended.

"**Exchange Act Filing**" means a filing pursuant to the Exchange Act in connection with or relating to the Securitization.

"**Indemnified Party**" and "**Indemnified Parties**", as applicable means each and all of (a) Lender, (b) any successor owner or holder of the Loan or participations in the Loan, (c) any Servicer or prior Servicer of the Loan, (d) any Investor or any prior Investor in any Securities, (e) any Trustee or prior Trustee, (f) any indemnified party under Section 6 of this Agreement, (g) any receiver or other fiduciary appointed in a foreclosure or other Creditors Rights Laws proceeding, (h) any officers, directors, shareholders, partners, members, employees, agents, servants, representatives, contractors, subcontractors, affiliates or subsidiaries of any and all of the foregoing, and (i) the heirs, legal representatives, successors and assigns of any and all of the foregoing (including, without limitation, any successors by merger, consolidation or acquisition of all or a substantial portion of the Indemnified Parties' assets and business) in all cases whether during the term of the Loan or as part of or following a foreclosure of the Loan.

"**Indemnifying Party**" and "**Indemnifying Parties**", as applicable means each Borrower Party and all Borrower Parties, collectively.

"**Lender's Affiliate**" means an Affiliate of Lender that has filed the Registration Statement.

"**Lender Group**" means, collectively, Lender and its affiliates, and their respective officers, directors, partners, employees, representatives, and agents, including without limitation Lender's Affiliate, its directors, the officers of Lender's Affiliate who have signed the Registration Statement, and each Person that controls Lender's Affiliate within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act.

"**Liabilities**" means, collectively, any losses, claims, damages, liabilities, costs or expenses (including without limitation legal fees and expenses for enforcement of these obligations).

"**Provided Information**" means any information provided by or on behalf of any Borrower Party in connection with the Loan, the Property, any Borrower Party, any affiliate of Borrower, any Manager, any Sub-Manager, and the Loan and/or any related matter or Person.

"**Registrar**" means a registrar and transfer agent acceptable to Lender.

"**Registration Statement**" means the registration statement filed under the Securities Act and relating to any Securitization.

"**Secondary Market Party**" means any Servicer, any Trustee, any Depositor, any member of the Underwriter Group, any Manager Monitor or any other Person that is a party to a Secondary Market Transaction.

"**Securities Act**" means the Securities Act of 1933, as amended.

"**Significant Obligor**" is defined under Item 1101(k) of Regulation AB under the Securities Act.

"**Trustee**" means any trustee, certificate administrator, registrar, paying agent, and/or custodian, and/or any other Person performing a similar function in a Secondary Market Transaction.

"**Underwriter Group**" means, collectively, any placement agent or underwriter with respect to the Securitization, each of their respective directors and each Person who controls Lender Affiliate or any other placement agent or underwriter within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act (collectively).

2. **Securitization**. Lender shall have the right (i) to sell or otherwise transfer the Loan (or any portion thereof and/or interest therein), (ii) to sell participation interests in the Loan (or any portion thereof and/or interest therein), or (iii) to securitize the Loan (or any portion thereof and/or interest therein) in a multiple loan or single loan securitization. The transaction referred to in the foregoing clauses (i), (ii) and (iii) are hereinafter collectively referred to as "**Secondary Market Transactions**", and the transactions referred to in clause (iii) are hereinafter referred to as a "**Securitization**" or "**Securitizations**". Any certificates, notes or other securities issued in connection with a Securitization are hereinafter referred to as "**Securities**".

3. **Obligation to Cooperate**. Each Borrower Party hereby agrees that each of them and (if applicable) each of their respective principals, officers and representatives, shall, at Lender's request, cooperate with Lender's efforts and assist Lender in satisfying the market standards to which Lender customarily adheres or which may be required in the marketplace or by the Rating Agencies in connection with any Secondary Market Transactions, including, without limitation, to:

(a) provide (i) updated financial and other information with respect to the Property, the business operated at the Property, Borrower, Guarantor, Pledgor, Sponsor, SPE Component Entity and Manager, (ii) updated budgets relating to the Property, and (iii) updated appraisals, market studies, environmental reviews (Phase I's and, if appropriate, Phase II's), property condition reports and other due diligence investigations of the Property (the "**Updated Information**"), together, if customary, as determined by Lender, with appropriate verification of the Updated Information through letters of auditors or opinions of counsel acceptable to Lender and the Rating Agencies and (D) revisions to and other agreements with respect to the Property Documents in form and substance acceptable to Lender and the Rating Agencies;

(b) provide new and/or updated opinions of counsel, which may be relied upon by Lender, the Rating Agencies and their respective counsel, agents and representatives, as to substantive non-consolidation (if applicable and if such an opinion was provided in connection with the original closing of the Loan or is otherwise required by the Rating Agencies), fraudulent conveyance, matters of Delaware (or other state) and federal bankruptcy law relating to limited liability companies, true sale and any other opinion customary in Secondary Market Transactions or required by the Rating Agencies with respect to the Property, Borrower and Borrower's Affiliates, which counsel and opinions shall be satisfactory in form and substance to Lender and the Rating Agencies;

(c) provide updated, as of the closing date of the Secondary Market Transaction, representations and warranties made in the Loan Documents and such additional representations and warranties as the Rating Agencies may require; and

(d) execute such amendments to the Loan Documents, the Property Documents and Borrower's, any SPE Component Entity's or Pledgor's organizational documents and any other all structural or other changes to the Loan: (A) as may be reasonably requested by Lender or requested by the Rating Agencies or otherwise to effect any Secondary Market Transaction (including without limitation changes to Borrower's or Pledgor's organizational structures designed to make one or both of them more bankruptcy remote), and (B) to modify all operative dates (including but not limited to payment dates, interest period start dates and end dates, etc.) under the Loan Documents; provided, however, that Borrower shall not be required to so modify or amend any Loan Document if such modification or amendment would (i) change the interest rate, the stated maturity (except to correspond to changes in payment dates, interest period start dates and end dates, etc., as provided above) or the amortization of principal set forth herein or any other material economic term of the Loan, or (ii) decrease the time periods during which Borrower is permitted to perform its obligations under the Loan Documents.

Borrower shall pay all costs and expenses incurred in connection with its cooperation hereunder, including any restructuring of the Loan described herein.

4. **Additional Financial Data.** If, at the time a Disclosure Document is being prepared for a Securitization, Lender expects that Borrower alone or Borrower and one or more Affiliates of Borrower collectively, or the Property alone or the Property and Related Properties collectively, will be a Significant Obligor, Borrower shall furnish to Lender upon request the selected financial data required therefor or, if applicable, as determined by Lender, net operating income. Such financial data or financial statements shall be furnished to Lender (A) within 10 Business Days after notice from Lender in connection with the preparation of Disclosure Documents for the Securitization, (B) not later than 30 days after the end of each fiscal quarter of Borrower and (C) not later than 75 days after the end of each fiscal year of Borrower; provided, however, that Borrower shall not be obligated to furnish financial data or financial statements pursuant to clauses (B) or (C) of this sentence with respect to any period for which an Exchange Act Filing is not required.

5. **Preparation and Submission of Financial Statements.**

(a) All financial data and financial statements provided by Borrower hereunder shall be prepared in the form required by Lender, and shall meet the requirements of all applicable legal requirements. If required by Lender, all financial statements referred to in this Section shall be prepared by Borrower's independent accountants acceptable to Lender in its sole discretion and shall be further accompanied by a manually executed written consent of the independent accountants, in form and substance acceptable to Lender, to the inclusion of such financial statements in any Disclosure Document and any Exchange Act Filing and to the use of the name of such independent accountants and the reference to such independent accountants as "*experts*" in any Disclosure Document and Exchange Act Filing, all of which shall be provided at the same time as the related financial statements are required to be provided.

(b) All financial data and statements provided by Borrower under the foregoing Section 5(a) shall be accompanied by an Officer's Certificate, which certification shall state that such financial statements meet the requirements in the first sentence of that Section 5(a).

(c) If requested by Lender, Borrower shall provide Lender, promptly upon request, with any other or additional financial statements, or financial, statistical or operating information (including items required (or items that would be required if the Securitization were offered publicly) pursuant to Regulation AB under the Securities Act, or the Exchange Act, or any amendment, modification or replacement thereto), as Lender shall determine to be necessary, appropriate or required pursuant to any legal requirements in connection with any Disclosure Document or any Exchange Act Filing or as shall otherwise be requested in good faith by Lender.

(d) In the event Lender determines, in connection with a Securitization, that the financial data and financial statements required in order to comply with all legal requirements are other than as provided herein, then notwithstanding the provisions of this Section, Lender may request, and Borrower shall promptly provide, such other financial data and financial statements as Lender determines to be necessary or appropriate for such compliance.

6. **Disclosure and Indemnification.**

(a) Borrower (on its own behalf and on behalf of each other Borrower Party) understands that information provided to Lender by Borrower, any other Borrower Party and/or their respective agents, counsel and representatives may be (i) included in (A) the Disclosure Documents and (B) filings under the Securities Act and/or the Exchange Act and (ii) made available to investors or prospective investors, the Rating Agencies and/or Secondary Market Parties, in each case, in connection with any Secondary Market Transaction.

(b) Each Borrower Party shall indemnify the Lender Group and the Underwriter Group against any Liabilities to which any such Person may become subject in connection with any Disclosure Document, Exchange Act Filing and/or any Covered Rating Agency Information, in each case, insofar as such Liabilities arise out of or are based upon any untrue statement of any material fact in the Provided Information and/or arise out of or are based upon the omission to state a material fact in the Provided Information necessary in order to make the statements in the applicable Disclosure Document, Exchange Act Filing and/or Covered Rating Agency Information, in light of the circumstances under which they were made, not misleading.

(c) Within 5 days of Lender's request, each Borrower Party shall provide, in connection with each preliminary and final Disclosure Document specified by Lender or any Affiliate of Lender, an agreement (A) certifying that each Borrower Party has examined such Disclosure Document and that each such Disclosure Document, as it relates to each Borrower Party, Borrower Affiliates, the Property, Manager and the Loan, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading, (B) jointly and severally indemnifying the Lender Group and the Underwriter Group for any Liabilities to which any member of the Lender Group or any member of the Underwriter Group may become subject insofar as the Liabilities arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such sections or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated in such sections or necessary in order to make the statements in such sections, in light of the circumstances under which they were made, not misleading and (C) agreeing to reimburse the Lender Group and/or the Underwriter Group for any legal or other expenses reasonably incurred by any member of the Lender Group or any member of the Underwriter Group in connection with investigating or defending the Liabilities; provided, however, that each Borrower Party will be liable in any such case under clauses (B) or (C) above only to the extent that any such loss claim, damage or liability arises out of or is based upon any such untrue statement or omission made therein in reliance upon and in conformity with information furnished to any member of the Lender Group or the Underwriting Group by or on behalf of any Borrower Party in connection with the preparation of such Disclosure Document or in connection with the underwriting or closing of the Loan, including, without limitation, financial statements of any Borrower Party, operating statements and rent rolls with respect to the Property. The indemnification provided for in clauses (B) and (C) above shall be effective whether or not the indemnification agreement described above is provided; provided, however, such indemnity shall be limited to the Provided Information and shall only be effective to the extent that the Provided Information is accurately summarized or set forth in the applicable Disclosure Document. The aforesaid indemnity will be in addition to any liability which Borrower may otherwise have.

(d) Promptly after receipt by an Indemnified Party under this Section 6 of notice of the commencement of any action, such Indemnified Party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party in writing of the commencement thereof (but the omission to so notify the indemnifying party will not relieve the indemnifying party from any liability which the indemnifying party may have to any Indemnified Party hereunder except to the extent that failure to notify causes prejudice to the indemnifying party). In the event that any action is brought against any Indemnified Party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled, jointly with any other indemnifying party, to participate therein and, to the extent that it (or they) may elect by written notice delivered to the Indemnified Party promptly after receiving the aforesaid notice from such Indemnified Party, to assume the defense thereof with counsel satisfactory to such Indemnified Party. After notice from the indemnifying party to such Indemnified Party under this Section 6, such indemnifying party shall pay for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof; provided, however, if the defendants in any such action include both the Indemnified Party and the indemnifying party and the Indemnified Party shall have reasonably concluded that there are any legal defenses available to it and/or other Indemnified Parties that are different from or additional to those available to the indemnifying party, the Indemnified Party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such Indemnified Party at the cost of the indemnifying party.

(e) In order to provide for just and equitable contribution in circumstances in which the indemnification provided in this Section 6 is for any reason held to be unenforceable by any Indemnified Party or is insufficient to hold any Indemnified Party harmless in respect of any Liabilities (or action in respect thereof), each Borrower Party, jointly and severally, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Liabilities (or action in respect thereof), including reasonable legal or other reasonable out-of-pocket expenses incurred in connection with investigating or defending the same; provided, however, that no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. In determining the amount of contribution to which the respective parties are entitled, the following factors shall be considered: (i) the relative knowledge of, and access to, information concerning the matter with respect to which a claim was asserted of the Indemnified Parties, on the one hand, and of the Borrower Parties on the other hand; (ii) the opportunity to correct

and prevent any statement or omission; (iii) the relative fault of the Indemnified Parties, on the one hand, and the Borrower Parties, on the other, in connection with the statements that resulted in such Liabilities, relative fault being determined by, among other things, whether the statement or omission with respect to which a claim was asserted relates to information provided by the Borrower Parties or the Indemnified Parties; and (iv) any other equitable considerations appropriate in the circumstances. Each of Borrower and Sponsor hereby agrees that it may not be equitable if the amount of that contribution were determined by pro rata or per capita allocation.

(f) The liabilities and obligations of both Borrower and Lender under this Section 6 shall survive the termination of this Agreement and the satisfaction and discharge of the Debt. Borrower (on its own behalf and on behalf of each Borrower Party) hereby expressly authorizes and appoints Lender its attorney-in-fact to take any actions required of any Borrower Party under Sections 2, 3, 10 and/or 12 in the event any Borrower Party fails to do the same, which power of attorney shall be irrevocable and shall be deemed to be coupled with an interest.

7. **Reserves/Escrows**. In the event that Securities are issued in connection with the Loan, all funds held by Lender in escrow or pursuant to reserves in accordance with this Agreement and the other Loan Documents shall be deposited in "*eligible accounts*" at "*eligible institutions*" and, to the extent applicable, invested in "*permitted investments*" if and as those terms are then defined and required by the Rating Agencies.

8. **Servicer**. At Lender's option, the Loan may be serviced by a master servicer, primary servicer, special servicer and/or trustee (any such master servicer, primary servicer, special servicer, and trustee, together with its agents, nominees or designees, are collectively referred to as "**Servicer**") selected by Lender and Lender may delegate all or any portion of its responsibilities under this Agreement and the other Loan Documents to Servicer pursuant to a pooling and servicing agreement, servicing agreement, special servicing agreement or other agreement providing for the servicing of one or more mortgage loans (collectively, the "**Servicing Agreement**") between Lender and Servicer. Borrower shall be responsible for any reasonable set up fees or any other initial costs relating to or arising under the Servicing Agreement, but Borrower shall not be responsible for payment of the regular monthly master servicing fee or trustee fee due to Servicer under the Servicing Agreement or any fees or expenses required to be borne by, and not reimbursable to, Servicer. Notwithstanding the foregoing, Borrower shall promptly reimburse Lender on demand for (a) interest payable on advances made by Servicer with respect to delinquent debt service payments (to the extent interest at the Default Rate actually paid by Borrower in respect of such payments is insufficient to pay the same) or expenses paid by Servicer or trustee in respect of the protection and preservation of the Property (including, without limitation, payments of taxes and insurance premiums) and (b) all costs and expenses, liquidation fees, workout fees, special servicing fees, operating advisor fees or any other similar fees payable by Lender to Servicer: (i) as a result of an Event of Default under the Loan or the Loan becoming specially serviced, an enforcement, refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a "*work-out*" of the Loan Documents or of any insolvency or bankruptcy proceeding; (ii) any liquidation fees, workout fees, special servicing fees, operating advisor fees or any other similar fees that are due and payable to Servicer under the Servicing Agreement or the trustee, which fees may be due and payable under the Servicing Agreement on a periodic or continuing basis; (iii) the costs of all property inspections and/or appraisals of the Property (or any updates to any existing inspection or appraisal) that Servicer or the trustee may be required to obtain (other than the cost of regular annual inspections required to be borne by Servicer under the Servicing Agreement); or (iv) any special requests made by any Borrower Party during the term of the Loan including, without limitation, in connection with a prepayment, assumption or modification of the Loan; or (v) fees of the Servicer related to post-closing review of Acord certificates and any other insurance related documents and the monitoring and review of insurance coverage on an annual basis for the Property.

9. **Rating Agency Costs**. In connection with any Rating Agency Confirmation or other Rating Agency consent, approval or review required hereunder (other than the initial review of the Loan by the Rating Agencies in connection with a Securitization), Borrower shall pay all of the costs and expenses of Lender, Servicer and each Rating Agency in connection therewith, and, if applicable, shall pay any fees imposed by any Rating Agency in connection therewith.

10. **Mezzanine Option**. Lender shall have the option (the "**Mezzanine Option**") at any time to divide the Loan into two parts, a mortgage loan and a mezzanine loan, with principal and coupon allocated among the mortgage loan and mezzanine loan in Lender's sole discretion provided, that (i) the total loan amounts for that

mortgage loan and that mezzanine loan shall equal the then outstanding amount of the Loan immediately prior to Lender's exercise of the Mezzanine Option, and (ii) the weighted average interest rate of that mortgage loan and mezzanine loan shall initially equal the Interest Rate. Borrower and Pledgor shall, at Borrower's sole cost and expense, cooperate with Lender in Lender's exercise of the Mezzanine Option in good faith and in a timely manner, which cooperation shall include, but not be limited to, (i) executing such amendments to the Loan Documents and Borrower's and/or Pledgor's organizational documents as may be reasonably requested by Lender or requested by the Rating Agencies, (ii) if Pledgor is not acceptable to Lender in its sole discretion or to the Rating Agencies as the "**Mezzanine Borrower**", then creating one or more new Single Purpose Entities as the Mezzanine Borrower, which Mezzanine Borrower shall (A) own, directly or indirectly, 100% of the Equity Collateral, and in either case (B) together with such constituent equity owners of that Mezzanine Borrower as may be designated by Lender in its sole discretion, execute those agreements, instruments and other documents as may be required by Lender in connection with the mezzanine loan (including, without limitation, a promissory note evidencing the mezzanine loan and a pledge and security agreement pledging the Equity Collateral to Lender as security for the mezzanine loan); and (iii) delivering those opinions, title endorsements, UCC title insurance policies, documents and/or instruments relating to the Property Documents and other materials as may be required by Lender or the Rating Agencies.

11. **Conversion to Registered Form.** At Lender's request, Borrower shall appoint, as its agent, a Registrar which shall maintain, subject to such reasonable regulations as it shall provide, those books and records as are necessary for the registration and transfer of the Note in a manner that shall cause the Note to be considered to be in registered form for purposes of Section 163(f) of the IRS Code. The option to convert the Note into registered form once exercised may not be revoked. Any agreement setting out the rights and obligation of the Registrar shall be subject to Lender's approval. Borrower may revoke the appointment of any particular person as Registrar, effective upon the effectiveness of the appointment of a replacement Registrar. The Registrar shall not be entitled to any fee from Borrower or Lender or any other lender in respect of transfers of the Note and other Loan Documents.

12. **Uncross of Properties.**

(a) At any time and from time-to-time, Lender shall have the unilateral right to elect to uncross any of the Properties (the uncrossed Property or Properties, collectively, the "**Affected Property**" and the remaining Property or Properties, collectively, the "**Unaffected Property**") in order to separate the Loan from that portion of the Debt to be secured by the Affected Property (the portion of the Debt to be secured by the Affected Property, the "**Uncrossed Loan**" and the remaining portion of the Debt secured by the Unaffected Property, the "**Remaining Loan**"). In furtherance thereof, Lender shall have the right to (i) sever and/or divide the Note and the other Loan Documents so that (A) the original Loan Documents (collectively, the "**Remaining Loan Documents**") evidence and secure only the Remaining Loan and relate only to the Unaffected Property and (B) amended and/or new documents and other instruments (collectively, the "**Uncrossed Loan Documents**") evidence and secure only the Uncrossed Loan and relate only to the Affected Property, (ii) allocate the applicable portion of each of the Reserve Funds relating to the Affected Property to the Uncrossed Loan, (iii) release any cross-default and/or cross-collateralization provisions applicable to the Affected Property (but the Affected Property shall be cross-defaulted and cross-collateralized with each other Affected Property) and (iv) take those additional actions consistent therewith (including, without limitation, requiring delivery of the Uncrossed Loan Documents and amendments to the Loan Documents, in each case, to give effect to the foregoing); provided, that the Uncrossed Loan Documents and the Remaining Loan Documents shall not, in the aggregate, increase (A) any material monetary obligation of Borrower under the Loan Documents or (B) any other material obligation of Borrower under the Loan Documents in any material respect. In connection with the uncrossing of any such Affected Property as provided for in this Section 12 (an "**Uncrossing Event**"), the Remaining Loan shall be reduced by an amount equal to amount of the Uncrossed Loan and the Uncrossed Loan shall be in an amount equal to the Allocated Loan Amount applicable to the Affected Property.

(b) Borrower shall (and shall cause each Borrower Party to) fully cooperate with Lender to effectuate each Uncrossing Event. Without limitation of the foregoing, upon Lender's request, Borrower shall (and shall cause each Borrower Party to), among other things, (i) deliver evidence to Lender that the single purpose nature and bankruptcy remoteness of the Borrower(s) owning Properties other than the Affected Property following the Uncrossing Event have not been adversely affected and are in accordance with the terms and provisions of the Remaining Loan Documents; (ii) deliver evidence to Lender that the single purpose nature and bankruptcy remoteness of the Borrower(s) owning the Affected Property following that release have not been adversely affected

and are in accordance with the terms and provisions of the Uncrossed Loan Documents; (iii) deliver to Lender those legal opinions and updated legal opinions as Lender or the Rating Agencies shall require (including, without limitation, a REMIC Opinion); (iv) take the actions contemplated in Section 12(a) above (including, without limitation, executing the Uncrossed Loan Documents and amendments to the Loan Documents); and (v) deliver those title endorsements, title insurance policies, documents and/or instruments relating to the Property Documents and other materials as may be required by Lender or the Rating Agencies.

13. **Severed Loan Documents**. Lender shall have the right from time-to-time to sever the Note and the other Loan Documents into one or more separate notes, security instruments and other security documents (the "**Severed Loan Documents**") in those denominations determined by Lender in its sole discretion for purposes of evidencing and enforcing its rights and remedies provided under or pursuant to this Agreement. Borrower shall execute and deliver to Lender from time-to-time, promptly after Lender's request, a severance agreement and those other documents requested by Lender in order to effect the severance described in the preceding sentence, all in form and substance reasonably satisfactory to Lender. Borrower hereby absolutely and irrevocably appoints Lender as its true and lawful attorney, coupled with an interest, in its name and stead to make and execute all documents necessary or desirable to effect the foregoing severance, Borrower ratifying all that its said attorney shall do by virtue thereof; provided, however, Lender shall not make or execute any such documents under that power until 3 days after Lender's notice to Borrower of Lender's intent to exercise its rights under this power. Borrower shall not be obligated to pay any costs or expenses incurred in connection with the preparation, execution, recording or filing of the Severed Loan Documents and the Severed Loan Documents shall not contain any representations, warranties or covenants not contained in the Loan Documents and any such representations and warranties contained in the Severed Loan Documents will be given by Borrower only as of the Closing Date.

14. **Requirements for Estoppel Certificates.**

(a) With Respect to the Loan. Within 10 days after Lender's request, Borrower shall furnish Lender or any proposed assignee with a duly acknowledged and certified statement setting forth with respect to the Loan: (i) the original principal amount, (ii) the unpaid principal amount, (iii) the rate of interest, (iv) the terms of payment and maturity date, (v) the date installments of interest and/or principal were last paid, (vi) except as provided in that statement, no Event of Default exists, (vii) this Agreement, the Note, the Security Instrument and the other Loan Documents are valid, legal and binding obligations of the respective Borrower Parties in accordance with their terms, except as that enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar Creditor's Rights Laws, and by general principles of equity, and have not been modified or if modified, giving particulars of that modification, (viii) whether any offsets or defenses exist against the obligations secured by the Loan Documents and, if any are alleged to exist, a detailed description thereof, (ix) all Leases are in full force and effect and have not been modified (or if modified, setting forth all modifications), (x) a true, correct and complete current Rent Roll and (xi) any other matters requested by Lender and reasonably related to the Leases, the obligations created and evidenced hereby and by the Security Instrument or the Property.

(b) With Respect to Property Documents. Within 10 days of Lender's request, Borrower shall deliver to Lender estoppel certificates from each party under any Property Document (or those Property Documents designated by Lender) in form and substance acceptable to Lender. It shall not be an Event of Default if despite Borrower's diligent commercially reasonable efforts, (i) Borrower has not received a requested estoppel certificate from a party that is required to provide the same, so long as Borrower continues to seek that certificate with those efforts, (ii) Borrower has not received a requested estoppel certificate from a party that is not required to provide the same, and (iii) in either event, Borrower provides its own certificate attesting to the assurances required by Lender.

15. **Further Acts, Etc.**

(a) Borrower will, at Borrower's cost, and without expense to Lender, do, execute, acknowledge and deliver all and every further acts, deeds, conveyances, deeds of trust, mortgages, assignments, notices of assignments, transfers and assurances as Lender shall, from time-to-time, require, for the better assuring, conveying, assigning, transferring, and confirming unto Lender the property and rights hereby mortgaged and encumbered or intended now or hereafter so to be, or which Borrower may be or may hereafter become bound to convey or assign to Lender, or for carrying out the intention or facilitating the performance of the terms of this

Agreement or for filing, registering or recording the Security Instrument, or for complying with all Legal Requirements. Borrower, on demand, will execute and deliver, and in the event it shall fail to so execute and deliver, authorizes Lender to execute in the name of Borrower or without the signature of Borrower to the extent Lender may lawfully do so, one or more financing statements to evidence more effectively Lender's security interest in the Property and the Accounts. Borrower grants to Lender an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Lender at law and in equity, including without limitation, those rights and remedies available to Lender pursuant to this Section 15(a).

(b) Upon receipt of an affidavit of an officer of Lender as to the loss, theft, destruction or mutilation of the Note, this Agreement or any of the other Loan Documents which is not of public record, and, in the case of any such mutilation, upon surrender and cancellation of the Note, this Agreement or other Loan Document, Borrower will issue, in lieu thereof, a replacement thereof, dated the date of the Note, this Agreement or other Loan Document, as applicable, in the same principal amount thereof and otherwise of like tenor.

(c) Upon foreclosure, the appointment of a receiver or any other relevant action, Borrower shall, at its sole cost and expense, cooperate fully and completely to effect the assignment or transfer of any license, permit, agreement or any other right necessary or useful to the operation of the Property.

(d) Borrower represents that it has paid all state, county and municipal recording and all other taxes imposed upon the execution and recordation of each Security Instrument. If at any time Lender determines, based on applicable Legal Requirements, that Lender is not being afforded the maximum amount of security available from any one or more of the Properties as a direct or indirect result of applicable taxes not having been paid with respect to any Individual Property, Borrower agrees that Borrower will execute, acknowledge and deliver to Lender, immediately upon Lender's request, supplemental affidavits increasing the amount of the Debt attributable to any such Individual Property to an amount determined by Lender to be equal to the lesser of (i) the greater of the fair market value of the applicable Individual Property (1) as of the date hereof and (2) as of the date such supplemental affidavits are to be delivered to Lender, and (ii) the amount of the Debt attributable to any such Individual Property (as set forth on a schedule attached to the Security Instrument), and Borrower shall, on demand, pay any additional taxes.

16. **Substitution and Modification of Pages**. Lender, the title insurance company issuing the Title Insurance Policy and Lender's legal counsel are authorized, on Lender's behalf, to substitute and modify pages of the Note, the Security Instrument and the other Loan Documents in accordance with written instructions (by post, expedited delivery service, facsimile transmission and/or email) by any of the persons executing this Agreement.

17. **Default**. Failure by any Borrower Party to comply with the provisions of this Agreement requiring any action, submission or payment by it within the timeframes specified herein or, where no specific timeframe is provided in this Agreement, as otherwise reasonably required by Lender taking into account the practical and timeliness requirements of any related Securitization, shall, at Lender's option, constitute a breach and default of the terms hereof and/or an Event of Default.

18. **Survival**. The obligations and liabilities of Borrower Parties under this Agreement shall fully survive indefinitely the repayment of the Debt, notwithstanding any termination, satisfaction, assignment, entry of a judgment of foreclosure, exercise of any power of sale, or delivery of a deed in lieu of foreclosure of any Security Instrument.

19. **No Waiver**. No delay by Lender or any Indemnified Party in exercising any right, power or privilege under this Agreement shall operate as a waiver of any such privilege, power or right.

20. **Notices**. All notices or other written communications hereunder shall be made in accordance with the provisions of the Note and Security Instrument to the addresses noted in this Agreement (or to such other addresses as may be specified in writing by any party hereto to the other parties hereto).

21. **Duplicate Originals; Counterparts**. This Agreement may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Agreement may be executed

in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Agreement. The failure of any party hereto to execute this Agreement, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

22. **No Oral Change.** This Agreement, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower Parties or any Indemnified Party, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

23. **Headings, Etc.** The headings and captions of various paragraphs of this Agreement are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

24. **Number and Gender; Successors and Assigns.** All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the Person or Persons referred to may require. Each reference herein to Lender shall be deemed to include its successors and assigns. This Agreement shall inure to the benefit of Lender and, as applicable, the Indemnified Parties and their respective successors and assigns forever.

25. **Governing Law.** The governing law and related provisions set forth in Paragraph R of the Multi Property Rider (including, without limitation, any authorized agent provisions thereof) attached to the Security Instrument are hereby incorporated by reference as if fully set forth herein (with Borrower Parties substituted in all places where Borrower appears thereunder) and shall be deemed fully applicable to Borrower Parties hereunder. Borrower Parties hereby certifies that it has received and reviewed the Security Instrument (including, without limitation, Paragraph R of the Multi Property Rider).

26. **Joint and Several Liability.** The obligations and liabilities of each Borrower Party hereunder shall be joint and several.

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IN WITNESS WHEREOF, this Agreement has been executed by Borrower Parties and is effective as of the day and year first above written.

BORROWER:

AHIT VALFRE, LLP
a Maryland limited liability partnership

34225 N. 27th Drive, Bldg. 5, Ste. 238
Phoenix, AZ 85085

By: AHIT VALFRE GP, LLC
A Maryland limited liability company

By: AMERICAN HOUSING INCOME TRUST, INC.
A Maryland corporation

By: ______________________________
Jeff Howard
Its: Chief Executive Officer and President

By: AHIT VALFRE LIMITEDS, LLC
A Maryland limited liability company

By: ______________________________
James A. Valfre
Authorized Member

PLEDGOR:

AHIT VALFRE GP, LLC
A Maryland limited liability company

7 Saint Paul Street, Ste. 820
Baltimore, MD 21202 or
34225 N. 27th Drive, Bldg.5, Ste. 238
Phoenix, AZ 85085

By: AMERICAN HOUSING INCOME TRUST, INC.
A Maryland corporation

By: ______________________________
Jeff Howard
Its: Chief Executive Officer and President

PLEDGOR:

AHIT VALFRE LIMITEDS, LLC
A Maryland limited liability company

7 Saint Paul Street, St. 820
Baltimore, MD 21202 or
34225 N. 27th Drive, Bldg. 5, Ste. 238
Phoenix, AZ 85085

By: ______________________________
James A. Valfre
Authorized Member

IN WITNESS WHEREOF, this Agreement has been executed by Borrower Parties and is effective as of the day and year first above written.

BORROWER:

AHIT VALFRE, LLP
a Maryland limited liability partnership

34225 N. 27th Drive, Bldg. 5, Ste. 238
Phoenix, AZ 85085

By: AHIT VALFRE GP, LLC
A Maryland limited liability company

By: AMERICAN HOUSING INCOME TRUST, INC.
A Maryland corporation

By: ______________________
Jeff Howard
Its: Chief Executive Officer and President

By: AHIT VALFRE LIMITEDS, LLC
A Maryland limited liability company

By: ______________________
James A. Valfre
Authorized Member

PLEDGOR:

AHIT VALFRE GP, LLC
A Maryland limited liability company

7 Saint Paul Street, Ste. 820
Baltimore, MD 21202 or
34225 N. 27th Drive, Bldg.5, Ste. 238
Phoenix, AZ 85085

By: AMERICAN HOUSING INCOME TRUST, INC.
A Maryland corporation

By: ______________________
Jeff Howard
Its: Chief Executive Officer and President

PLEDGOR:

AHIT VALFRE LIMITEDS, LLC
A Maryland limited liability company

7 Saint Paul Street, St. 820
Baltimore, MD 21202 or
34225 N. 27th Drive, Bldg. 5, Ste. 238
Phoenix, AZ 85085

By: ______________________
James A. Valfre
Authorized Member

GUARANTOR:

AMERICAN HOUSING INCOME TRUST, INC.
A Maryland Corporation

By: ______________________
Jeff Howard
Chief Executive Officer and President

7 Saint Paul Street, St. 820
Baltimore, MD 21202

SPONSOR:

____
Sean Zarinegar

42132 North Mountain Cove Drive
Phoenix, AZ 85086